                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                KERR GROUP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                KERR GROUP, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                     KERR GROUP, INC.

                         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                     APRIL 30, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kerr Group, Inc., a Delaware corporation (the "Company"), will be held at the Hotel Dupont, 11th and Market Streets, Wilmington, Delaware 19801, on Tuesday, April 30, 1996 at 11:00 o'clock A.M., Eastern Daylight Time, for the following purposes:

     1.  To elect two directors for the ensuing three year term; and

     2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     In accordance with the provisions of the By-Laws, the Board of Directors has fixed the close of business on March 8, 1996, as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement.

     Stockholders who do not expect to attend the meeting in person are requested to date, sign and mail the enclosed Proxy as promptly as possible in the enclosed stamped envelope.

                                          By Order of the Board of Directors

                                          D. GORDON STRICKLAND
                                          President and Chief
                                          Executive Officer

Los Angeles, California
April 2, 1996

                                PROXY STATEMENT

                                KERR GROUP, INC.
                             1840 CENTURY PARK EAST
                         LOS ANGELES, CALIFORNIA 90067

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 30, 1996

                                    PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Kerr Group, Inc., a Delaware corporation (the "Company"). Any proxy given may be revoked by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The Company has retained Georgeson & Co. Inc. ("Georgeson & Co.") to assist in the solicitation of proxies from brokers, bank nominees, institutional holders and certain individual holders of record. Georgeson & Co. will receive a fee from the Company of approximately $5,500 for its services, plus reimbursement for its out-of-pocket expenses. All additional expenses of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company. In addition to the services performed by Georgeson & Co. and solicitation by mail, officers and regular employees of the Company may solicit proxies from stockholders by telephone, telegram or personal interview. Such persons will receive no additional compensation for such services. In addition, the Company and Georgeson & Co. intend to request persons holding stock in their name or custody, or in the name of nominees, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing.

     The Company anticipates mailing proxy materials and its Annual Report on Form 10-K for the fiscal year ended December 31, 1995, to stockholders of record as of March 8, 1996, on or about April 2, 1996.

                            OUTSTANDING VOTING STOCK

     Only holders of record of the Company's Common Stock, par value $.50 per share ("Common Stock"), at the close of business on March 8, 1996, are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 3,933,095. Each such share is entitled to one vote with respect to such matters. The holders of the Company's $1.70 Class B Cumulative Convertible Preferred Stock, Series D, par value $.50 per share ("Convertible Preferred Stock"), will not be entitled to vote at the meeting.

     The following table sets forth information available to the Company as of March 8, 1996, with respect to the ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each named executive officer designated in the section of this Proxy Statement captioned "Executive Compensation," and (iii) all directors and executive officers as a group. Information regarding the beneficial ownership of Common Stock by each director and nominee for director is set forth in the section of this Proxy Statement captioned "Election of Directors." Except as otherwise indicated, each person named below has sole investment and voting power with respect to the securities shown.

                                                             AMOUNT AND
                                                              NATURE OF       PERCENT OF
                                                             BENEFICIAL         SHARES
                         BENEFICIAL OWNER                     OWNERSHIP       OUTSTANDING
        ---------------------------------------------------  -----------      -----------
        The Gabelli Funds, Inc.
          655 Third Avenue
          New York, New York                                  1,320,659(1)        31.6%(1)
        U.S. Trust Company of California, N.A.
          Kerr Retirement Income Plan Trust
          515 S. Flower Street, Suite 2800
          Los Angeles, California                               368,200(2)         9.4%
        Dimensional Fund Advisors, Inc.
          1299 Ocean Avenue
          Suite 650
          Santa Monica, California                              277,000(3)         7.0%
        Kerr Group, Inc.
          1987 Employee Incentive Stock
          Ownership Plan,
          effective October 19, 1987
          ("ESOP II") Los Angeles, California                   226,332(4)         5.8%
        Roger W. Norian                                         130,639(5)         3.3%
        D. Gordon Strickland                                     44,556(6)         1.1%
        Robert S. Reeves                                         27,458(6)           *
        J. Stephen Grassbaugh                                    16,521(6)           *
        All Directors and Executive
          Officers as a Group (10 in number)                    273,879(7)         6.9%

- ---------------

 *  Less than one percent.

(1) According to Amendment No. 28 to the Schedule 13D filed jointly by Gabelli Funds, Inc., GAMCO Investors, Inc., Gabelli Performance Partnership, Gabelli International Limited and Mario J. Gabelli (collectively, the "Gabelli Entities") with the Securities and Exchange Commission (the "SEC") on August 2, 1995 (as amended, the "Schedule 13D"), the Gabelli Entities beneficially owned 1,075,200 shares of Common Stock, which includes 15,000 shares of Common Stock owned beneficially by Mr. Mario Gabelli for his own account. Under applicable SEC rules, the Gabelli Entities are also deemed to own beneficially an additional 245,459 shares of Common Stock which the Gabelli Entities have the right to acquire at any time upon conversion of the 168,758 shares of Convertible Preferred Stock beneficially owned by the Gabelli Entities.

     The additional shares of Common Stock which may be acquired by the Gabelli Entities upon such conversion, together with the 1,075,200 shares of Common Stock indicated as beneficially owned by the Gabelli Entities and Mr. Mario Gabelli in the table above, represent an aggregate of 1,320,659 shares, or approximately 31.6% of the total shares of Common Stock outstanding as of March 8, 1996, including, for this calculation only, the number of shares of Common Stock that the Gabelli Entities have the right to acquire upon conversion of the Convertible Preferred Stock reported as beneficially owned by them. The Schedule 13D states that the Gabelli Entities have not acquired the shares of Common Stock for the purpose of changing or influencing the control of the Company.

(2) U.S. Trust Company of California, N.A., Kerr Retirement Income Plan Trust (the "Trust") filed a Schedule 13G with the SEC on February 9, 1996 stating that it held 368,200 shares or 9.4% of the Common Stock. The Trust holds these shares for the benefit of the participants in the Company's Retirement Income Plan. The Schedule 13G states that the Trust has not acquired the shares of Common Stock for the purpose of changing or influencing the control of the Company.

(3) According to Amendment No. 8 to the Schedule 13G filed by Dimensional Fund Advisors, Inc. ("Dimensional") with the SEC on February 9, 1996 (as amended, the "Schedule 13G"), Dimensional, a registered investment adviser, is deemed to have beneficial ownership of 277,000 shares or 7.0% of the Common Stock as of December 31, 1995. Dimensional reported that it had the power to make investment decisions regarding all shares of Common Stock owned beneficially by it on behalf of its clients, which are unrelated and no one of whom owns beneficially more than 5% of the outstanding shares of Common Stock. The
    Schedule 13G states that Dimensional has not acquired the shares of Common Stock for the purpose of changing or influencing the control of the Company. Dimensional reported that it had sole voting power with respect to 170,700 shares of the Common Stock. Persons who are officers of Dimensional also serve as officers of DFA Investment Dimensions Group Inc. ("Dimensional Fund") and DFA Investment Trust Company ("Dimensional Trust"), each a registered open-end investment company. Dimensional reported that in their capacities as officers of Dimensional Fund and Dimensional Trust these persons vote 23,000 additional shares which are owned by Dimensional Fund and 83,300 shares which are owned by Dimensional Trust.

(4) All shares held by ESOP II are held for the benefit of participants, all of whom are employees of the Company or its subsidiaries. Participants in ESOP II have the power to vote such shares, but may not obtain or dispose of such shares except under limited circumstances. As of March 8, 1996, 226,332 shares have been allocated to participants' accounts under ESOP II.

(5) Includes 7,413 shares which have been allocated for voting and all other purposes under the Kerr Group, Inc. Employee Incentive Stock Ownership Plan, effective March 19, 1985 ("ESOP I"), and 6,510 shares which have been allocated for voting and all other purposes under ESOP II. Each Participant in ESOP I and ESOP II has the power to vote the shares held for such Participant's benefit by these Plans, but may not obtain or dispose of such shares except under limited circumstances. Mr. Norian has sole voting power with respect to the 13,923 shares under ESOP I and ESOP II, but no power to obtain or dispose of such shares, except under limited circumstances.

(6) Includes, respectively for Messrs. Strickland, Reeves and Grassbaugh, 33,000, 14,000 and 7,200 shares issuable under presently exercisable stock options held by such person. Also includes, respectively for Messrs. Strickland, Reeves and Grassbaugh, 4,306, 5,937 and 3,648 shares which have been allocated for voting and all other purposes under ESOP I, and 5,369, 5,731 and 4,024 shares which have been allocated for voting and all other purposes under ESOP II.

(7) Includes 33,206 shares of Common Stock purchased for the accounts of the Company's non-employee directors by the trustee under the Company's Common Stock Purchase Plan for Non-Employee Directors (the "Director Stock Purchase Plan") and 54,000 shares (including shares designated in Note 6 above) issuable upon exercise of stock options on or before May 9, 1996. Also includes 21,304 shares (including shares designated in Notes 5 and 6 above) which have been allocated for voting and all other purposes under ESOP I and 21,634 shares (including shares designated in Notes 5 and 6 above) which have been allocated for voting and all other purposes under ESOP II, for the Company's present officers included in the group, who have the power to vote such shares, but may not obtain or dispose of such shares except under limited circumstances.

                          QUORUM AND VOTE REQUIREMENTS

     The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Under applicable Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting.

     Directors will be elected by the plurality vote of the holders of Common Stock entitled to vote at the Annual Meeting and present in person or by proxy. Under applicable Delaware law, abstentions will be deemed present and entitled to vote and will, therefore, have no effect on the outcome of the election of directors. A broker non-vote will have no effect on the outcome of the election of directors.

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors of the Company shall consist of not less than three nor more than seventeen individuals divided into three classes of equal number, so far as possible, each class having a term of three years. The By-Laws of the Company currently provide that the number of directors shall be eight. Each year the term of office of one class of directors expires.

     The Board of Directors intends to present for action at the Annual Meeting the election of John D. Kyle and Harvey L. Sperry, whose present terms expire in 1996, to serve for a term of three years and until their successors are duly elected and shall qualify. Mr. Kyle and Mr. Sperry were first elected to the Board of Directors in 1973.

     Unless authority to vote for such directors is withheld, the enclosed Proxy will be voted for the election of such persons except that the persons designated as Proxies reserve discretion to cast their votes for other persons in the unanticipated event that any of such nominees is unable, or declines, to serve.

     Directors will be elected by the plurality vote of the holders of Common Stock entitled to vote at the Annual Meeting and present in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of the vote.

     The following table sets forth the name, the age, the principal occupation for the last five years, the beneficial ownership of Common Stock and the percentage of outstanding Common Stock represented by such ownership of each director of the Company. Unless otherwise indicated, all shares of Common Stock are owned directly and of record and the director owning such shares has sole voting and investment power with respect thereto. From 1980 until March 15, 1996, Mr. Norian had been the President and Chief Executive Officer of the Company. He has also served as the Chairman of the Board since 1983. On March 15, 1996, Mr. Norian resigned as President and Chief Executive Officer and as Chairman of the Board. He continues to serve as a director of the Company. On March 15, 1996, Mr. Strickland was elected as President and Chief Executive Officer and as a director. Mr. Strickland had served as Senior Vice President, Finance and Chief Financial Officer of the Company since 1986. Messrs. O'Hara, Hurlbert, Jackson, Mellor and Sperry have been executives and a partner, respectively, with the corporations, including subsidiaries, or the firm, as the case may be, with which they are now associated or its predecessor for more than the past five years. Mr. Kyle recently retired from his position as Senior Vice President of Chemical Bank, a position he had held for more than the preceding five years.

                                                                              AMOUNT
                                                                                AND
                                                                             NATURE OF     PERCENT OF
                                                                            BENEFICIAL    COMMON STOCK
                                                                             OWNERSHIP    OUTSTANDING
                                                                 DIRECTOR   AT MARCH 8,   AT MARCH 8,
         NAME                    PRINCIPAL OCCUPATION             SINCE       1996(1)         1996
- ----------------------  ---------------------------------------  --------   -----------   ------------
                        NOMINEES TO SERVE IN OFFICE UNTIL 1999
                        ------------------------------------------
John D. Kyle,
  Age 60(2)(3)........  Retired Senior Vice President, Chemical    1973         4,186            *
                        Bank
Harvey L. Sperry,
  Age 65(3)(4)........  Partner, Willkie Farr                      1973        17,141            *
                        & Gallagher, attorneys; Director of
                        Hampshire Group, Limited.


                        DIRECTORS TO CONTINUE IN OFFICE UNTIL 1998
                        ---------------------------------------------
James R. Mellor,
  Age 65(4)...........  Chairman, Chief Executive Officer and      1980        10,371            *
                        Director of General Dynamics
                        Corporation, a defense, aerospace, and
                        shipbuilding company; Director of
                        Bergen Brunswig Corporation and
                        Computer Sciences Corporation.
Robert M. O'Hara,
  Age 69(2)...........  Chairman and Chief Executive Officer of    1980         5,944            *
                        Falcon Management (formerly OMS
                        Company), investments and management
                        services; Director of TBC Corp.


                        DIRECTORS TO CONTINUE IN OFFICE UNTIL 1997
                        ---------------------------------------------
Gordon C. Hurlbert,
  Age 71(2)...........  Chairman of the Board of Directors, CSC    1985         8,900            *
                        Industries, Inc. (Copperweld Steel);
                        Director of Carolina Power & Light
                        Company.
Michael C. Jackson,
  Age 55(4)...........  Advisory Director, Lehman Brothers,        1985         8,163(5)         *
                        Inc., investment bankers; Director of
                        Hampshire Group, Limited.
Roger W. Norian,
  Age 52..............  Chairman, President and Chief Executive    1975       130,639          3.3%
                        Officer of the Company until March 15,
                        1996.
D. Gordon Strickland,
  Age 49(3)...........  President and Chief Executive Officer      1996        44,556          1.1%
                        of the Company; previously Senior Vice
                        President, Finance and Chief Financial
                        Officer of the Company since 1986.

- ---------------

 *  Less than one percent.

(1) Includes 4,086, 6,513, 6,513, 4,119, 6,900 and 5,075 shares of Common Stock purchased for the accounts of Messrs. Kyle, Sperry, Mellor, O'Hara, Hurlbert and Jackson, respectively, by the trustee under the Director Stock Purchase Plan. Currently, the participating directors have voting and dispositive power with respect to such shares only upon termination of their services as a director of the Company. Excludes 10,000 shares issuable under stock options granted to each non-employee director pursuant to the Company's 1993 Stock Option Plan for Non-Employee Directors. These options are not exercisable unless and until the closing price of the Common Stock on the New York Stock Exchange reaches $12.50 per share and remains at or above that level for at least 10 consecutive trading days.

(2) Member of the Audit Committee.

(3) Member of the Executive Committee.

(4) Member of the Stock Option and Compensation Committee.

(5) Includes 1,088 shares issuable upon conversion of 748 shares of Convertible Preferred Stock held by Mr. Jackson, of which 658 shares are held pursuant to a self-directed Keogh Plan and 90 shares are held directly.

     The Audit Committee is composed of three directors who are not officers or employees of the Company. The Audit Committee held one meeting during 1995. The Company's independent public accountants have been informed that they may refer to and discuss with the Audit Committee (with or without previous consultation with officers of the Company) any matters which may develop or arise in connection with any audit or the maintenance of internal accounting controls or any other matter relating to the Company's financial affairs. The Company's internal audit department has also been granted direct access to the Audit Committee. The Audit Committee reviews, at least annually, the services performed and to be performed by the Company's independent public accountants and the fees charged therefor, and, in connection therewith, considers the effect of any nonaudit services on the independence of such accountants. The Audit Committee also reviews with the Company's independent public accountants and its internal audit department the general scope of their respective audit coverages, the procedures and internal accounting controls adopted by the Company and any significant problems encountered by either group.

     The Stock Option and Compensation Committee (the "Compensation Committee") is composed of three directors who are not officers or employees of the Company. The Compensation Committee reviews and approves compensation programs generally and, specifically, salaries, bonuses and stock options for officers and certain other salaried employees of the Company. The Compensation Committee held three meetings during 1995.

     The Company does not have a nominating committee.

     The Board of Directors held seven meetings during 1995 and the Executive Committee of the Board of Directors held six meetings during 1995.

     The Company's executive officers, directors and ten percent stockholders are required under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Copies of these reports must also be furnished to the Company. Based solely upon its review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required to be filed, the Company believes that during the fiscal year ended December 31, 1995, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with, except that while Mr. Reeves' Form 5 was filed in a timely manner, it failed to include a grant of options he received for 12,000 shares of Common Stock. An amended Form 5 for Mr. Reeves which included the grant of such options was filed on February 28, 1996, after the date by which the Form 5 was required to be filed.

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding the compensation of the Company's Chief Executive Officer and the three other most highly compensated executive officers (the "Executive Group") for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM COMPENSATION
                                                                                ------------------------------------------
                                                                                          AWARDS
                                                ANNUAL COMPENSATION             --------------------------
                                       -------------------------------------    RESTRICTED     SECURITIES
                                                                OTHER ANNUAL      STOCK        UNDERLYING      ALL OTHER
          NAME AND                      SALARY       BONUS      COMPENSATION     AWARD(S)     OPTIONS/SARS    COMPENSATION
     PRINCIPAL POSITION        YEAR       ($)        ($)(4)        ($)(1)         ($)(4)          (#)            ($)(2)
- -----------------------------  ----    ---------    --------    ------------    ----------    ------------    ------------
Roger W. Norian..............  1995     570,000       --           --              --            75,000           1,500
  Chairman, President          1994     570,000      15,000        --             17,178         --               1,500
  and Chief Executive          1993     570,000      15,000        60,807(3)      15,879         45,000           2,249
  Officer
D. Gordon Strickland.........  1995     289,000       --           --              --            20,000          --
  Senior Vice President,       1994     267,000       9,000        --             10,302         --              --
  Finance and Chief            1993     267,000       9,000        --              9,522          5,000          --
  Financial Officer
Robert S. Reeves.............  1995     224,000       --           --              --            12,000           1,500
  Senior Vice President,       1994     224,000       6,200        --              7,097         --               1,500
  Sales -- Plastic Products    1993     224,000      12,200        28,005(5)      12,914          5,000           2,249
  Division
J. Stephen Grassbaugh........  1995     153,800       --           --              --            --               1,500
  Vice President,              1994     153,800       5,000        --              5,474         --               1,500
  Controller                   1993     153,800       5,100        --              5,394         --               1,884

- ---------------

(1) Except as otherwise noted, perquisites and other personal benefits received by each named executive officer (including, for certain of the named executive officers, payments of premiums on life insurance policies, tax preparation fees and car use allowances) in each instance aggregated less than the lesser of $50,000 or 10% of such officer's annual salary and bonus.

(2) Includes for Messrs. Norian, Strickland, Reeves and Grassbaugh, respectively, $1,500, $0, $1,500 and $1,500 for 1995 contributions by the Company pursuant to the Company's Employees' Savings Plan.

(3) Represents payments to Mr. Norian of an amount which, after taxes, was equal to his approximate income tax liability resulting from the release of disposition restrictions in 1993 with respect to certain shares of Common Stock held by Mr. Norian pursuant to the terms of the 1984 Restricted Stock Purchase Agreement.

(4) Pursuant to the Kerr Group, Inc. Key Executive Incentive Bonus Plan (the "Bonus Plan"), Messrs. Norian, Strickland, Reeves and Grassbaugh received 50% of their total bonus ($30,000, $18,000, $24,400 and $10,200, respectively) for 1993, and 50% of their total bonus ($30,000, $18,000, $12,400 and $10,000, respectively) for 1994, in cash on or about March 1, 1994 with respect to the 1993 bonus amounts, and on or about March 1, 1995 with respect to the 1994 bonus amounts. These amounts are reflected in the respective bonus columns for 1993 and 1994. The remaining 50% is reflected as an award of restricted stock received by them on March 1, 1996 with respect to the 1993 bonus amounts, and will be received by them on March 1, 1997 with respect to the 1994 bonus amounts, provided that they are employed by the Company on such date. No dividends have been or will be paid on the restricted stock pending distribution. The number of shares of restricted stock awarded to Messrs. Norian, Strickland, Reeves and Grassbaugh was 1,896, 1,137, 1,542 and 644, respectively, for 1993, and 2,021, 1,212, 835 and 673, respectively, for 1994. The number of shares of restricted stock awarded was calculated by dividing the dollar equivalent of the remaining portion of their respective bonuses ($15,000, $9,000, $12,200 and $5,100, respectively) for 1993, and ($15,000, $9,000, $6,200 and $5,000,
    respectively) for 1994, by a number equal to 90% of the average closing price of the Common Stock during the months of

     December 1993 and 1994, respectively. The average closing price of the Common Stock during December 1993 was $8.789 and during December 1994 it was $8.24. The aggregate restricted stock holdings for Messrs. Norian, Strickland, Reeves and Grassbaugh as of December 31, 1995 was 3,917, 2,349, 2,377 and 1,317, respectively. The dollar value of such restricted stock holdings for Messrs. Norian, Strickland and Grassbaugh as of December 31, 1995 was $39,170, $23,490, $23,770 and $13,170,
     respectively, which was calculated using the closing price of the Common Stock on December 31, 1995, which was $10.00 per share.

(5) Includes reimbursement of moving expenses of $10,315 in 1993.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding grants of stock options made to the Executive Group during the last fiscal year.

                                                                                                         POTENTIAL REALIZABLE
                                                                                                           VALUE AT ASSUMED
                                                        INDIVIDUAL GRANTS                                   ANNUAL RATES OF
                            --------------------------------------------------------------------------        STOCK PRICE
                                NUMBER OF         PERCENT OF TOTAL                                         APPRECIATION FOR
                                SECURITIES       OPTIONS GRANTED TO                                         OPTION TERM(3)
                            UNDERLYING OPTIONS      EMPLOYEES IN       EXERCISE OR BASE     EXPIRATION   ---------------------
           NAME                  GRANTED           FISCAL YEAR(2)        PRICE ($/SH)          DATE        5%            10%
- --------------------------  ------------------   -------------------       -------          ----------   -------       -------
Roger W. Norian...........        75,000                 36.8               $ 7.56(1)         6/15/96    $     0(4)    $     0(4)
D. Gordon Strickland......        20,000                  9.8               $ 7.56(1)         6/20/00     41,774        92,309
Robert S. Reeves..........        12,000                  5.9               $ 7.56(1)         6/20/00     25,064        55,385
J. Stephen Grassbaugh.....            --                   --                   --                 --         --            --

- ---------------

(1) None of these options granted in 1995 are exercisable unless and until the stock price reaches $12.50 per share and remains at or above that level for at least 10 consecutive trading days.

(2) Based on 204,000 options granted to employees in 1995.

(3) The Potential Realizable Value is calculated based on an assumption that the fair market value of the Common Stock appreciates at the annual rates shown (5% and 10%), compounded annually, from the date of grant until the end of the option term. The 5% and 10% assumed rates are mandated by the Securities and Exchange Commission for the purposes of calculating realizable value and do not represent the Company's estimate or projection of future stock prices.

(4) The options expire June 15, 1996. Given that the options are not exercisable until the stock price reaches and maintains $12.50 per share, as set forth above, these options have no potential realizable value using the 5% and 10% rate of appreciation mandated by the SEC over the period of the options term.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

     The following table provides information regarding the exercise of options during the Company's last fiscal year and the number and value of unexercised options held at year end by each of the named executive officers.

                                                               NUMBER OF SECURITIES
                                                                    UNDERLYING                 VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS/SARS              IN-THE-MONEY
                                                                   AT FY-END(#)              OPTIONS/SARS AT FY-END($)
                        SHARES ACQUIRED ON      VALUE      ----------------------------   -------------------------------
         NAME              EXERCISE(#)       REALIZED($)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE(1)
- ----------------------  ------------------   -----------   -----------    -------------   -----------    ----------------
Roger W. Norian.......           0                0                0         120,000              0           258,938
D. Gordon
  Strickland..........           0                0           33,000          27,000        104,250            66,488
Robert S. Reeves......           0                0           14,000          18,000         47,250            42,343
J. Stephen
  Grassbaugh..........           0                0            7,200             600         26,300             3,700

- ---------------

(1) In 1995 Messrs. Norian, Strickland and Reeves were granted options to purchase 75,000, 20,000 and 12,000 shares of Common Stock, respectively, at an exercise price of $7.56 per share. In 1993 Messrs. Norian, Strickland, and Reeves were granted options to purchase 45,000, 5,000 and 5,000 shares of Common Stock, respectively, at an exercise price of $8.3125 per share. The amounts set forth in this column were calculated using the difference in the fiscal year-end closing price of the Common Stock, $10.00 per share, from the exercise price per share. None of these options granted in 1993 or 1995 are exercisable unless and until the stock price reaches $12.50 per share and remains at or above that level for at least 10 consecutive trading days. In addition, options granted in 1992 were not exercisable unless and until the stock price reached $10.00 per share and remained at or above that level for at least ten consecutive trading days, which occurred in 1994.

                                    PENSION PLANS

     The Company maintains a funded Retirement Income Plan which provides eligible employees with retirement benefits equal to 28% of final five year average remuneration up to social security covered compensation, plus 43% of final five year average remuneration in excess of social security covered compensation for 30 years of service, with a proportionate reduction for less than 30 years of service. In no event will an employee's benefit be less than his accrued annual retirement benefit under the prior plan at December 31, 1988. Mr. Norian's current annual retirement benefit is $101,817, payable on a straight life annuity basis upon retirement at age 65, as determined under the prior plan. Five years of service are required in order to vest under the Retirement Income Plan. The Company also maintains a Pension Restoration Plan which is an unfunded plan providing benefits to participants not payable by the Company's Retirement Income Plan because of the limitations on benefits imposed by the Internal Revenue Code of 1986, as amended. The aggregate annual accrued benefit under the Retirement Income Plan and the Pension Restoration Plan when expressed as a single-life annuity on the life of the participant is limited to $200,000.

     The following table sets forth estimated annual retirement benefits payable on a straight life annuity basis upon retirement at age 65 under the Company's Retirement Income Plan and Pension Restoration Plan (without regard to lower accruals on earnings below social security covered compensation) for covered employees based on their average remuneration and years of service. Remuneration covered by the Retirement Income Plan primarily includes salary and bonus (including such bonus amounts paid in the form of stock), as set forth in the Summary Compensation Table. Upon a Change of Control of the Company, as defined in the Pension Restoration Plan, amounts accrued under the Pension Restoration Plan will be paid out in a lump sum. Messrs. Norian, Strickland, Reeves and Grassbaugh have, as of December 31, 1995, 20, 9, 12 and 16 years, respectively, of credited service under the pension plans.

       FINAL 5 YEAR                                            YEARS OF SERVICE
          AVERAGE                                    ------------------------------------
       REMUNERATION                                     10           20        30 OR MORE
      ---------------                                --------     --------     ----------
        $100,000...................................  $ 14,333     $ 28,667        43,000
         150,000...................................    21,500       43,000        64,500
         200,000...................................    28,667       57,333        86,000
         250,000...................................    35,833       71,667       107,500
         300,000...................................    43,000       86,000       129,000
         350,000...................................    50,167      100,333       150,500
         400,000...................................    57,333      114,667       172,000
         450,000...................................    64,500      129,000       193,500
         500,000...................................    71,667      143,333       200,000
         550,000...................................    78,833      157,667       200,000
         600,000...................................    86,000      172,000       200,000
         650,000...................................    93,167      186,333       200,000
         700,000...................................   100,333      200,000       200,000

                           COMPENSATION OF DIRECTORS

     The directors who are not employees of the Company are currently compensated for services as directors at the rate of $22,500 per year and $500 for each meeting of the Board of Directors attended. In addition, the Company has established an unfunded retirement plan for directors of the Company who serve in such capacity for ten years or more, retire after February 1, 1985, and do not receive any other retirement benefits from the Company. Pursuant to such plan, the Company will pay $1,000 per month for not more than ten years to a qualifying director. In addition, in 1993 the six directors who were not employees of the Company each received options to purchase 10,000 shares of Common Stock at a price of $8.19 per share pursuant to the Company's Stock Option Plan For Non-Employee Directors. These options are not exercisable unless and until the closing price of the Common Stock on the New York Stock Exchange reaches $12.50 per share and remains at or above that level for at least 10 consecutive trading days. In 1992, the Board of Directors adopted the Director Stock Purchase Plan pursuant to which non-employee directors may elect to defer the receipt of all or a portion of their fees. The amounts deferred are contributed to a trust which will then purchase Common Stock using such amounts on behalf of the participating directors. The Common Stock Purchase Plan for Directors became effective on October 1, 1992.

    EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
                                  ARRANGEMENTS

     Each member of the Executive Group is currently under an employment contract with the Company.

     The Company entered into an employment agreement with Mr. Norian as of October 10, 1985, which was subsequently amended as of December 1, 1989 and further amended and restated as of December 1, 1994 for an indefinite term until terminated by either Mr. Norian or the Company as set forth in the agreement. The employment agreement provided that Mr. Norian was not required to reside other than in Los Angeles, California to perform his services for the Company. After the Board of Directors approved a restructuring of the Company which included moving the Company headquarters from Los Angeles to Lancaster, Pennsylvania, Mr. Norian told the Board of Directors he had decided not to move to Lancaster. On March 15,

1996, Mr. Norian resigned as Chairman, President and Chief Executive Officer, terminated his employment with the Company and, in accordance with the employment agreement, received $1,140,000, which represented two years compensation at the annual rate of $570,000. Mr. Norian had been an employee of the Company since 1975, first as Chief Financial Officer and, since 1980, as Chief Executive Officer.

     The Company entered into an employment agreement with Mr. Strickland as of June 16, 1986 for an indefinite term until terminated by either Mr. Strickland or the Company as set forth in the agreement. Mr. Strickland's employment agreement provides for a salary of $300,000 annually. Mr. Strickland's employment agreement also provides for the continued payment of his salary and certain employee benefits for a period of six months following his termination of employment by the Company without cause or by Mr. Strickland for good reason. This six month period is extended to twelve months in the event that such termination occurs after a change in control of the Company.

     The Company entered into an employment agreement with Mr. Reeves as of February 17, 1983 for an indefinite term until terminated by either Mr. Reeves or the Company as set forth in the agreement. Mr. Reeves' employment agreement provides for a salary of $224,000 annually. Mr. Reeves' employment agreement also provides for the continued payment of his salary and certain employee benefits for a period of eighteen months following his termination of employment by the Company without cause.

     The Company entered into an employment agreement with Mr. Grassbaugh as of February 24, 1989 for an indefinite term until terminated by either Mr. Grassbaugh or the Company as set forth in the agreement. Mr. Grassbaugh's employment agreement provides for a salary of $153,800 annually. Mr. Grassbaugh's employment agreement also provides for the continued payment of his salary and certain employee benefits for a period of twelve months following his termination of employment by the Company without cause.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last completed fiscal year, Messrs. Jackson, Mellor and Sperry served as members of the Compensation Committee. None of such members of the Compensation Committee are or have been officers or employees of the Company.

     Mr. Sperry is a partner in the law firm of Willkie Farr & Gallagher, counsel to the Company.

     Mr. Jackson is an Advisory Director of Lehman Brothers, Inc., which performs investment banking services for the Company from time to time.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     In establishing and monitoring the executive compensation program for the Company, the Compensation Committee looks at both the total compensation program and each component thereof to assure that it is both competitive and sensitive to individual and Company performance. In addition, the compensation determined by the Compensation Committee is subject to the terms of existing employment agreements with each member of the Executive Group. The Company has engaged a consultant in the field of executive compensation matters to assist the Compensation Committee in establishing and implementing compensation programs that are consistent with these objectives and reflective of the Company's financial performance.

     In 1993, the Compensation Committee established and implemented the Bonus Plan. Under the Bonus Plan, each participating executive, including Mr. Strickland, the Company's Chief Executive Officer, is eligible to receive incentive compensation which is determined both qualitatively and quantitatively. The qualitative portion is based on the achievement of specific objectives for each participant and the quantitative portion is based on the achievement of financial objectives established by the Compensation Committee with respect to each respective business segment and the Company for the particular year. For 1995, no participant received incentive compensation because of the loss sustained by the Company for 1995.

                             COMPENSATION COMMITTEE

                               Michael C. Jackson
                                James R. Mellor
                                Harvey L. Sperry


                               PERFORMANCE GRAPH

     The graph set forth below charts the yearly percentage change in the Company's cumulative total stockholder return against each of the Standard & Poor's 500 Index and the Manufacturing-Diversified Industries Index, in each case assuming an investment of $100 on December 31, 1990 and the cumulation and reinvestment of dividends paid thereafter through December 31, 1995.

      Measurement Period          Kerr Group,      S & P 500       MFG-DIVFD
    (Fiscal Year Covered)            Inc.            Index        Industrials
Dec. 1990                           100.00          100.00          100.00
Dec. 1991                           131.58          130.34          122.56
Dec. 1992                           136.84          140.25          132.83
Dec. 1993                           176.32          154.32          161.22
Dec. 1994                           176.32          156.42          166.71
Dec. 1995                           210.53          214.99          234.96

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Mr. Sperry is a partner in the law firm of Willkie Farr & Gallagher, counsel to the Company.

     Mr. Jackson is an Advisory Director of Lehman Brothers Inc., which performs investment banking services for the Company from time to time.

     In 1990 and 1991, Mr. Strickland received loans from the Company in the principal amount of $30,000 and $100,000, respectively. The 1990 loan has $5,000 of principal outstanding, bears interest at 6% per annum and is payable on June 30, 1996. The 1991 loan has $92,000 of principal outstanding, bears interest at 7.76% per annum, and is due in installments payable in 1996 through 2001. Interest accrues on the 1991 loan and is due in 2001 when the final installment of principal is due. If Mr. Strickland terminates employment with the Company, the principal and accrued interest become due.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals to be included in the Company's proxy statement with respect to the 1997 Annual Meeting of Stockholders must be received by the Company at its executive offices located at 1840 Century Park East, Los Angeles, California 90067 no later than December 1, 1996.

                           RELATIONSHIP WITH AUDITORS

     The Board of Directors has appointed the firm of KPMG Peat Marwick, independent public accountants, as auditors of the Company for the year ending December 31, 1996. This firm has audited the Company's accounts since 1960. It is expected that representatives of KPMG Peat Marwick will be present at the Annual Meeting of Stockholders where they will have an opportunity to address the meeting, if they so desire, and to respond to appropriate questions.

                         OTHER BUSINESS OF THE MEETING

     Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which the management is not now aware may come before the meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

                                          By Order of the Board of Directors

                                          D. GORDON STRICKLAND,
                                          President and Chief
                                          Executive Officer
Los Angeles, California
April 2, 1996

     ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE SECRETARY, KERR GROUP, INC., 1840 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA 90067.

                                KERR GROUP, INC.

                    EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN
                                    (ESOP I)

TO: All Participants

     On April 30, 1996, Kerr Group, Inc. (the "Company") will hold its Annual Meeting of Stockholders for the purposes indicated in the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 2, 1996, enclosed herewith.

     The Company's Employee Incentive Stock Ownership Plan ("ESOP I") provides that United National Bank-North, as trustee under ESOP I (the "ESOP I Trustee"), will vote the shares of the Company's Common Stock held in the ESOP I trust according to instructions of the participants. Accordingly, you are requested to complete the enclosed Participant Instruction Card. Please sign and date your card and mail it as promptly as possible in the enclosed stamped envelope.

     Your voting instructions are confidential.

                                        United National Bank-North, as Trustee

                                        KERR GROUP, INC.
                                        EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN

                                KERR GROUP, INC.

                  1987 EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN
                                   (ESOP II)

TO:  All Participants

     On April 30, 1996, Kerr Group, Inc. (the "Company") will hold its Annual Meeting of Stockholders for the purposes indicated in the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 2, 1996, enclosed herewith.

     The Company's 1987 Employee Incentive Stock Ownership Plan ("ESOP II") provides that United National Bank-North, as trustee under ESOP II (the "ESOP II Trustee"), will vote the shares of the Company's Common Stock held in the ESOP II trust according to instructions of the participants. Accordingly, you are requested to complete the enclosed Participant Instruction Card. Please sign and date your card and mail it as promptly as possible in the enclosed stamped envelope.

                                        United National Bank-North, as Trustee

                                        KERR GROUP, INC.
                                        1987 EMPLOYEE INCENTIVE STOCK OWNERSHIP
                                        PLAN

                                 DETACH HERE
- -------------------------------------------------------------------------------


P                         PARTICIPANT INSTRUCTION FORM
                                     under
R                               KERR GROUP, INC.
                    EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN
O                                   (ESOP I)
                                      for
X                        ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 1996
Y

          I am a participant in the Employee Incentive Stock Ownership Plan ("ESOP I") of Kerr Group, Inc. (the "Company") entitled to vote the number of shares of the Company's Common Stock (the "ESOP I Shares") shown on the label attached to this form. This number is the number of ESOP I Shares allocated to my account as of March 8, 1996 under ESOP I.

          I understand that UNITED NATIONAL BANK-NORTH as trustee (the "ESOP I Trustee") under ESOP I, will vote ESOP I Shares upon instructions from participants and that if I vote less than all ESOP I Shares allocated to me, the ESOP I Trustee will vote such ESOP I Shares in the same proportion as all ESOP I Shares are voted. I further understand that I may direct the ESOP I Trustee to vote certain ESOP I Shares in favor and certain ESOP I Shares against any of the proposals but that to do so requires separate forms.

          I acknowledge receipt of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement for its Annual Meeting of Stockholders to be held on April 30, 1996.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                              (SEE REVERSE SIDE)

                                 DETACH HERE

- -------------------------------------------------------------------------------

[ X ]  Please mark
       votes as in
       this example.

I instruct the ESOP I Trustee to vote all my ESOP I Shares as follows:

1.  The election of John D. Kyle and     2.  Considering and acting upon any
    Harvey L. Sperry as directors.           other matters which may properly
    (The Board of Directors recommends       come before the meeting or any
    a vote FOR.)                             adjournment thereof.
             FOR      WITHHELD
             [ ]         [ ]

[ ]
   ____________________________________
If you wish to not vote on any nominee,       MARK HERE
write the name of such nominee on the       FOR ADDRESS [ ]
line above and your votes covered by         CHANGE AND
this form will be withheld from such       NOTE AT LEFT
nominee.)
                                           Please read all instructions
                                           carefully. Then mark, sign, date
                                           and mail this instruction form to
                                           Proxy Department, Bank of Boston,
                                           P.O. Box 1628, Boston, MA 02105-
                                           9905. A pre-addressed, postage paid
                                           envelope has been provided for your
                                           convenience.

                                           (Please sign exactly as your name
                                           appears hereon. If you are signing
                                           as executor, administrator or
                                           guardian, please give your full
                                           title as such.)


Signature:                                           Date:
          ----------------------------------------        --------------------

Signature:                                           Date:
          ----------------------------------------        --------------------

                                 DETACH HERE
- -------------------------------------------------------------------------------


P                         PARTICIPANT INSTRUCTION FORM
                                     under
R                               KERR GROUP, INC.
                 1987 EMPLOYEE INCENTIVE STOCK OWNERSHIP PLAN
O                                   (ESOP II)
                                      for
X                        ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 1996
Y

          I am a participant in the Employee Incentive Stock Ownership Plan ("ESOP II") of Kerr Group, Inc. (the "Company") entitled to vote the number of shares of the Company's Common Stock (the "ESOP II Shares") shown on the label attached to this form. This number is the number of ESOP II Shares allocated to my account as of March 8, 1996 under ESOP II.

          I understand that UNITED NATIONAL BANK-NORTH as trustee (the "ESOP II Trustee") under ESOP II, will vote ESOP II Shares upon instructions from participants and that if I vote less than all ESOP II Shares allocated to me, the ESOP II Trustee will vote such ESOP I Shares in the same proportion as all ESOP II Shares are voted. I further understand that I may direct the ESOP II Trustee to vote certain ESOP II Shares in favor and certain ESOP II Shares against any of the proposals but that to do so requires separate forms.

          I acknowledge receipt of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement for its Annual Meeting of Stockholders to be held on April 30, 1996.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                              (SEE REVERSE SIDE)

                                 DETACH HERE

- -------------------------------------------------------------------------------

[ X ]  Please mark
       votes as in
       this example.

I instruct the ESOP II Trustee to vote all my ESOP II Shares as follows:

1.  The election of John D. Kyle and     2.  Considering and acting upon any
    Harvey L. Sperry as directors.           other matters which may properly
    (The Board of Directors recommends       come before the meeting or any
    a vote FOR.)                             adjournment thereof.
             FOR      WITHHELD
             [ ]         [ ]

[ ]
   ____________________________________
If you wish to not vote on any nominee,       MARK HERE
write the name of such nominee on the       FOR ADDRESS [ ]
line above and your votes covered by         CHANGE AND
this form will be withheld from such       NOTE AT LEFT
nominee.)
                                           Please read all instructions
                                           carefully. Then mark, sign, date
                                           and mail this instruction form to
                                           Proxy Department, Bank of Boston,
                                           P.O. Box 1628, Boston, MA 02105-
                                           9905. A pre-addressed, postage paid
                                           envelope has been provided for your
                                           convenience.

                                           (Please sign exactly as your name
                                           appears hereon. If you are signing
                                           as executor, administrator or
                                           guardian, please give your full
                                           title as such.)


Signature:                                           Date:
          ----------------------------------------        --------------------

Signature:                                           Date:
          ----------------------------------------        --------------------

                                 DETACH HERE

- -------------------------------------------------------------------------------

P                              KERR GROUP, INC.

R               Annual Meeting of Stockholders, April 30, 1996

O        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

X           The undersigned stockholder of KERR GROUP, INC. hereby appoints
    D. Gordon Strickland and Harvey L. Sperry, and each or any one of them,
Y the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of KERR GROUP, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the CORPORATION to be held at the Hotel Dupont, Wilmington, Delaware 19801, on Tuesday, April 30, 1996, at 11:00 A.M., Eastern Daylight Time, and at any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes set forth on the reverse side.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                              (SEE REVERSE SIDE)

                                 DETACH HERE

- -------------------------------------------------------------------------------

[ X ]  Please mark
       votes as in
       this example.

This Proxy will be voted for the choices specified. If no choice is specified with respect to the election of directors, this Proxy will be voted FOR the election of directors.

1.  ELECTION OF DIRECTORS

Nominees: John D. Kyle and Harvey L.     2.  Considering and acting upon any
   Sperry. (The Board of Directors           other matters which may properly
   recommends a vote FOR.)                   come before the meeting or any
                                             adjournment thereof.
             FOR      WITHHELD
             [ ]         [ ]

[ ]
   ____________________________________
INSTRUCTION: TO withhold authority to         MARK HERE
vote for either nominee write the name      FOR ADDRESS [ ]
of such nominee on the space provided.       CHANGE AND
                                           NOTE AT LEFT

                                           PLEASE MARK, SIGN, DATE AND MAIL
                                           THIS PROXY IN THE ENVELOPE PROVIDED.

                                           The undersigned hereby acknowledges
                                           receipt of the Notice of Annual
                                           Meeting and Proxy Statement dated
                                           April 2, 1996. (Please sign exactly
                                           as name or names appear hereon.
                                           When signing as attorney, executor,
                                           administrator, trustee, guardian or
                                           corporate officer, please give your
                                           full title as such. For joint
                                           accounts, all co-owners must sign.)


Signature:                                           Date:
          ----------------------------------------        --------------------

Signature:                                           Date:
          ----------------------------------------        --------------------